                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - July 18, 2005
                                          -------------

                          CODORUS VALLEY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Pennsylvania              0-15536                    23-2428543
            ------------              -------                    ----------
            (State or other           (Commission File           (IRS Employer
            jurisdiction of           Number)                    Number)
           of incorporation)

       105 Leader Heights Road
       P.O. Box 2887
       York, Pennsylvania                                            17405-2887
       ------------------                                            ----------
       (Address of principal executive offices)                      (Zip code)

                                  717-747-1519
                                  ------------
              (Registrant's telephone number including area code)

                                      N/A
                                      ---
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


        Page 1 of 5 sequentially numbered pages in manually signed copy
                         Exhibit Index found on page 3

                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K


Section 2 - Financial Information

     ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     (a) On July 15, 2005, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Release, attached as Exhibit 99, announcing the declaration of a quarterly cash dividend and the results of operations, in summary form, for the period ended June 30, 2005, compared to the period ended June 30, 2004.



Section 9 - Financial Statements and Exhibits.

     ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

          No.      Description
          ---      -----------
          99       Press release of Codorus Valley Bancorp, Inc., dated
                   July 15, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Codorus Valley Bancorp, Inc.
                                                         (Registrant)


Date:  July 18, 2005                             /s/Larry J. Miller
--------------------                             ------------------
                                                 Larry J. Miller
                                                 President and Chief
                                                 Executive Officer
                                                 (Principal Executive Officer)






                                  EXHIBIT INDEX

                                                                  Page Number
Exhibit                                                      In Manually Signed Original
--------                                                     ---------------------------
   99      Press release of Codorus Valley Bancorp, Inc.,
           dated July 15, 2005.                                      4